2005 Investor Conference

Tampa, FL March 8, 2005

Welcome

Don Thurman

Chief Marketing Officer

Safe Harbor Statement

Any of today’s remarks that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Danka undertakes no obligation to update any forward-looking statements.

Strategy & Execution

Todd Mavis

Chief Executive Officer

Danka's Management Team

- Mike Popielec
  COO Americas
- Peter Williams*
  COO Europe & Australia
- Mark Wolfinger
  CFO
- Don Thurman
  CMO
- Keith Nelsen
  Gen. Counsel, CAO
- Michael Wedge
  CIO
- Paul Gange
  EVP, TechSource
- Ron Nelson
  SVP, General Line Sales
- Steve Tungate
  EVP Customer Fulfillment
- Bill Troxil
  SVP, Strategic Accounts

*Via telephone

DANKA

5

First let me answer some FAQs

Why have the investor conference now?

What should we expect about financial guidance?

Will we have a Q&A session with management?

Today’s Agenda

What you will see and hear today?

The market, the customers’ view, our view, the opportunity How Danka is responding to the opportunity How we are improving our execution The practical application of our strategy

The Myth of the Paperless Office

Total printed output continues to grow email, compliance, transactions temporary nature of printed documents

2.3T Pages

1998

3.4T Pages

2003

Source: Dataquest Printer Hardware Opportunity, IDC MFP, CAPVentures & IDC Copier Hardware, Fax Opportunity CAPVentures, Printer Pages/device IDC & Lexmark Estimates.

$100 Bn Worldwide Market

Output Services $17bn

Offset to Digital $19bn

Production Print $10bn

Office $54bn

15%

5%

0%

Office—flat

Analog declining rapidly Color growing

Production Print -growing

Offset—migrating to digital ( Print-on-Demand )

Services exploding

Source: Industry & Danka Sources

Traditional Market Perspective

Rapid Analog Copier-to-Digital Connected MFP Transition

Greater functionality

Lower cost per copy vs. printers Overall lower ownership cost Thru-put / finishing Affordable color Consolidated devices

Resulting in migration from printers to MFPs

Traditional Market Perspective

Move from this . . .

Marketing Sales Human Resources Admin Executive

. . . to this

Color toner Copy paper Inkjet cartridges Laser toner Inkjet paper

What’s Happened . . .

Traditional volumes have increased MFP volumes have increased Print volumes have increased dramatically

2.3T Pages

Stand alone Copier

Fax Copier / MFP

Inkjet

Office Laser 1-50 ppm

800

250

150

250

850

1998

Worldwide

3.4T Pages

600

150

600 650 1400

2003

Trends

Traditional

Printers

Source: Dataquest Printer Hardware Opportunity, IDC MFP, CAPVentures & IDC Copier Hardware, Fax Opportunity CAPVentures, Printer Pages/device IDC & Lexmark Estimates.

Looking Forward at U. S. Market Volumes & Revenues

2003-2008

Traditional Volumes

<2% Decline

Printer Volumes

3% Increase

*Source: InfoTrends/CAP Ventures

Copier Service and Supply Revenue Estimates 2003-2008 (US) 15 November 2004

Service & Supply Revenue $10.4 Bn

MFP/Copier* $10.7 Bn

Printer**

**Source: InfoTrends/CAP Ventures

United States Printer: Service and Supply Revenue Estimates2003-2008 (US) 17 November 2004

Market Snapshot

Volume shifting—traditional volumes declining in total

“Workflow” Shifted

Create Print/Copy Distribute

Create Distribute Print

Color revenue & volumes increasing Printer volumes growing

Danka’s strategy is to participate in both copy & print market

Customer Perspective

Printed volumes continue to grow

Recognizing value of color

IT as change agents

Different perspective on printing and copying

C-level more engaged

Focused on costs

Acquisition vs. on-going operating costs Legacy investments / balanced deployment

Trade-offs—convenience, privacy, and costs

Our Response

We have broadened our view of the market

We have repositioned Danka to leverage the ebb & flow of technology We have refined our approach, resulting in a narrowed focus

Growing, profitable markets, and customer segments –aligned tightly to our capabilities

We are leveraging our Vision 21 investment to identify our customers’ unique requirements

Delivering a customized experience

Our Response

We have expanded our service portfolio to encompass all printed output technologies

Copy and print and the print network

We are continuing to develop new strategic relationships and expand existing ones

We have strengthened our strategy to aggressively execute on both the print and copy services opportunity

Our Vision & Strategy

Vision: Danka will be recognized by our customers as the best independent provider of equipment and services in selected markets within the print and copy industry.

Strategy: Danka will achieve profitable revenue by creating differentiated value propositions which create long-term intimate customer relationships and which capture a higher percentage of what our customers spend on printing and copying. To achieve success, Danka is … organizing to serve a larger market opportunity selectively expanding its services & sales coverage model introducing additional products & services establishing key partnerships targeting select acquisitions

Critical to our success…

Understanding our customers’ buying cycle

Conventionally…

Customer selling starts upon lease expiration – event driven. Danka . . .

Understands customers make decisions throughout their ownership experience

“Our strategy creates on-going “touch points” throughout the relationship, increasing revenue per customer and expanding our served market.”

Budgets Analyzed

Invoice

Fleet Optimized

Service Required

Printer Acquired

Supplies Ordered

Workflow Modified

Scan / Fax Distribute

Copy & Print

Document Created

MFP Acquired

The Buying Cycle

The Ultimate Product Offering –ingredients for success

High

Barriers to Entry

Low

Managed Service

Software integration

Content Mgmt/Hosting

Document services

Fleet Optimization

Fleet mgmt of network printers

Fleet management of copiers

D@D / Prof. Svcs.

TechSource / MVS Services

Break Fix Services

Equipment Sales / Distribution

High

Rate of Customer Retention / Loyalty

Low

Increase our share of customers’ spend

Strategy Execution — Four Focus Areas

MARKET DYNAMICS & TECHNOLOGY

CUSTOMER ENVIRONMENT

OPERATIONAL CHALLENGES

FINANCIAL PERFORMANCE & CORPORATE STRUCTURE

Executing the Strategy

Significantly improve operating performance of Danka

Vision 21 – cost reductions

Seek additional cost reductions

Improve working capital

AR Inventory

Leverage technology investments

Exit under performing geographies Recognize the need to improve our working capital structure

Limitations today

FINANCIAL PERFORMANCE & CORPORATE STRUCTURE

Executing the Strategy

Leverage technology investments

Customer segments Vertical markets Geographies

Organize around the customer Expand the product portfolio Easy to do business with Danka

Contact setup Meter

Customer focused capabilities

Leverage existing and build new business development partnerships Better package our differentiated service offerings Launch a customer loyalty program

Introduce competitive / flexible pricing and contracts Leverage ERP investment

Self-service portal rollout – MyDanka.com

CUSTOMER ENVIRONMENT

Executing the Strategy

MARKET DYNAMICS

& TECHNOLOGY

Invest in targeted, profitable market segments Reinforce Danka’s market position

Print services Color Production Print

Continued to broaden services beyond copier break / fix Leverage Danka’s Digital Solutions Center – direct and indirect

Level 2 & 3 support

Virtual Takeover

Print network support

Leverage our service heritage Broaden product portfolio

Compliment MFP offerings Close product gaps

Executing the Strategy

Eliminate bureaucracy Improve sales productivity

Address sales coverage and sales retention issues Align sales organization to go-to-market strategy Progress Sarbanes-Oxley 404, incorporate into out DNA Improve customer retention Continue to leverage Vision 21 investment

OPERATIONAL CHALLENGES

Strategy Execution — Four Focus Areas

MARKET LEADERSHIP

CUSTOMER INTIMACY

OPERATIONAL EXCELLENCE

PROFITABILITY & FINANCIAL FLEXIBILITY

Strategy Execution – Four Focus Areas

MARKET LEADERSHIP

CUSTOMER INTIMACY

OPERATIONAL EXCELLENCE

PROFITABILITY & FINANCIAL FLEXIBILITY

Strategy

Execution – Four Focus Areas

MARKET LEADERSHIP

CUSTOMER INTIMACY

OPERATIONAL EXCELLENCE

PROFITABILITY & FINANCIAL

FLEXIBILITY

Danka 2005 Investor Conference

Financial Data & Business Model

Break

Evolving Market / Implications for Danka

Strategy Applied

Q&A

Mark Wolfinger

Don Thurman

Paul Gange

Todd Mavis

Financial Data & Business Model

Mark Wolfinger Chief Financial Officer

Discussion Topics

Year to Date Financial Recap Vision 21 – Current Phase Cash Danka Operating Model

YTD Financial Recap

9 Months ending 12/31

FY05 FY04 B / (W)

Revenue ($ in millions) $932.8 $987.8 $(55.0)

Gross Margin 36.9% 36.7% 0.2% pts

SG&A Expense 35.9% 35.1% (0.8)% pts

All Other* — (2.1)% 2.1% pts

Operating Margin* 1.0% (0.5)% 1.5% pts

*Includes restructuring charges/credits

Revenue decline largely analog services and supplies

Gross margins continue to be stable

SG&A (%) higher due to revenue decline

Revenue / Margin Analysis

9 Months ending 12/31

FY05 FY04 B / (W)

Revenue ($ millions)

Retail equipment and related sales $326.1 $342.6 $(16.5)

Retail service 455.2 477.7 (22.5)

Retail supplies and rentals 81.5 97.2 (15.7)

Wholesale 70.0 70.3 (0.3)

Total Revenue $932.8 $987.8 $(55.0)

9 Months ending 12/31

FY05 FY04 B / (W)

Gross Margin

Retail equipment and related sales 35.0% 34.0% 1.0% pts

Retail service 40.7% 40.5% 0.2% pts

Retail supplies and rentals 40.7% 40.7% 0.0% pts

Wholesale 17.3% 19.2% -1.9% pts

Total Gross Margin 36.9% 36.7% 0.2% pts

Equipment revenues down due to product gaps and sales coverage Service revenue declines driven by analog and lower copy volume

Decline in supplies and rental revenues due to Kodak analog base and internal investment decisions

Margin stability due to aggressive attention to costs

SG&A Expenses

9 Months ending 12/31

FY05 FY04 B / (W)

SG&A Expenses ($ millions) $335.3 $346.3 $11.0

Major variances:

Sarbanes Compliance Costs 4.4 - (4.4)

Vision 21 Prof. Fees 2.0 - (2.0)

F/X - (11.3) (11.3)

Pension Credit - (3.0) (3.0)

SG&A Expense excluding variances $328.9 $360.6 $31.7

Costs are coming out of this business even with investments

Expense reduction plan did not contemplate the spending requirements for

Sarbanes Oxley compliance and Vision 21 professional fees

Vision 21 – Current Phase

What it is:

Detailed program to reduce our costs by re-engineering our business processes This initiative is targeted to save up to $60mm -$73mm in costs (SG&A & COGS) The cash funding required is $37mm over next 18 months and should be cash positive with Q1 FY 06’ We are actively engaged in identifying further cost reduction opportunities

Vision 21 – Current Phase

Simplify, Delayer, and Streamline the Organization

Reduce Capacity in Line With Business and Market Demands

Reduce Real Estate/Facilities Portfolio and Costs

Strengthen Sales Execution and Productivity

Restructure Core Back Office and Support Processes

Improve Service Productivity

Improve Supply Chain Efficiency and Cost Structure

- Not about downsizing . . .but doing business differently -Increasing customer focus

Vision 21 – Current Phase

$ millions

Number of People Amount of Charge Cash Payout Annual Savings SGA Savings COGS Savings

Headcount

SGA $10—$15 $12—$15 $22—$26 $22—$26 $-

COGS 8—12 10—14 18—21 - 18—21

Total 852 $18—$27 $22—$29 $40—$47 $22—$26 $18—$21

Non Headcount $2—$8 $3—$8 $20—$26 $14—$18 $6—$8

Total $20—$35 $25—$37 $60—$73 $36—$44 $24—$29

Savings are net of investments for – sales automation and sales coverage, growth initiatives and customer service Approximately 50% of these savings should be achieved in FY2006

Capital Expenditures by Type

($ Millions)

45 40 35 30 25 20 15 10 5 0

FY01 FY02 FY03 FY04 FY05

Rental

PP&E

PP&E decline due to U.S.

Oracle investment ramp down

Annualized Rental

Investment down 50% in last 3 years: Return on Investment Emphasis/Risk

Current Phase of V-21 assumes modest investments in sales automation and growth initiatives

Yr Ending (FY05 9 months)

Working Capital

Inventory

($ Millions)

250 200 150 100 50 0

FY01 FY02 FY03 FY04 FY05

Yr Ending (FY05 9 mos)

YTD

A/P

($ Millions)

180 160 140 120 100 80 60 40 20 0

FY01 FY02 FY03 FY04 FY05

Yr Ending (FY05 9 mos)

YTD

A/R Trade

($ Millions)

350 300 250 200 150 100 50 0

FY01 FY02 FY03 FY04 FY05

Yr Ending (FY05 9 mos)

YTD

Took advantage of buying opportunities in inventory

Negotiated terms with vendor partners

•Quality of our A/R is improving and bad debt; improving DSO

Cash

Historically has generated positive cash

Prudent cash management dictates that we consider all alternatives for using cash

Improving balance sheet – European tax settlement Vision 21 cost reduction opportunities Retiring debt Strategic acquisitions Rentals – focus on low risk/high return

We need to retain flexibility and be opportunistic

Mindful of certain debt retirement limitations

Consideration of cash needs for 20 countries

Danka Evolving Operating Model

Revenue Expectation $1.0 B—$1.3 B

Gross Margin 36.0%—38.0%

SG&A/Operating Expenses 30.0%—32.0%

Operating Margin 4.0%—8.0%

Printer/Copier Model:

Improving revenue predictability

Reinforces operating profit opportunity

Low CAPEX requirement

Solid cash generation

2005 Investor Conference

30 Minute Break

What we’ve just heard and the implications for Danka

Don Thurman

Chief Marketing Officer

$100 Bn Evolving Worldwide Market

Output Services $17bn

Offset to Digital $19bn

Production Print $10bn

15%

5%

0%

Office $54bn

Office flat

Analog declining rapidly Color growing

Production Print growing

Offset migrating to Print-on-Demand -Digital

Services exploding!

Source: Industry & Danka Sources

Danka’s Evolving

Evolving print services vision and strategy Greater emphasis on the total market

Print and copy

Equipment and services Services to equipment

Leveraging Vision 21 investments to lower cost dramatically

Leveraging Vision 21 to understand our customer base

Danka’s Served Markets/US

Historic View

Fortune 100

Main Street USA

40,000 Customers One Go-To-Market Strategy One Size Fits All Undifferentiated Service

Implications:

Low Success Ratios Sales Coverage Retention Rates Generalists

High Cost: Sales and Back Office Ops Customer Satisfaction ?

Organizing around the unique requirements of our customers

We serve 3 primary customer segments

Graphics

Print for Pay, outsourcing, service bureaus

Enterprise

Global and National Accounts, Public Sector Healthcare, Education

Small and medium businesses (SMB)

500 employees or less

Taking a closer look at Danka’s U.S. customers

40,000 U.S. customer base 80 % of revenue in 8000 customers

500 + Graphics 1500 + Enterprise 6000 + SMB

Allocate sales, service and customer operations to opportunity

Differentiated approach to match unique requirements

Danka’s Served Markets/US

Go-To-Market Strategy: Evolving

Fortune 100

Relationships

Graphics

Vertical A

Vertical C

Vertical E

Enterprise

Vertical B

Vertical D

Vertical F

Small/Medium/Business

Main Street USA

Differentiation

Implications:

Increased Success Ratios Higher Retention Rates

Specialization/Subject Matter Experts Lower Cost: Sales / Back Office Ops High Customer Satisfaction Grow revenue per customer

Business Print Expense

Cost of Printing = 1-3% of Company Revenues

Production Print 33%

Offset to Digital 47%

Office Print

20%

Copy/FAX

53%

Printing 47%

Source: Gartner 2002, IBM GS, PB 2004

A Broader View of Danka



Managed Service
Fleet Optimization
Software integration
Document services
Fleet mgmt of network printers
Fleet management of copiers
Content Management/Hosting
D@D / Prof. Svcs.
TechSource / MVS Services
Break Fix Services
Equipment Sales / Distribution



Budgets Analyzed
MFP Acquired
Document Created
Copy & Print
Scan / Fax Distribute
Workflow Modified
Supplies Ordered
Printer Acquired
Service Required
Fleet Optimized
Invoice
The Buying Cycle

- Understanding the buying cycle
  - Defines the product and service portfolio
  - Creates an intimate relationship with the customer
  - Customer has a broader view of Danka

DANKA

51

We’re Evolving Danka’s sales, service and operations to…

Match customers with vision / strategy Create tighter alignment with sales and services fulfillment resources Take advantage of our differentiated competencies and expertise Fill gaps in product and service portfolio Aggressively pursue market sweetspots

How the vision and strategy are playing out

Strategy is applied by customer segment Where we win and how How and where we win against OEM’s How and where we win against distributors How and where we win against local dealers How this repositions Danka more strategically with OEM partners

Strategy Applied

Paul Gange

Executive Vice President TechSource Services

The Strategy Applied



Managed Service
Fleet Optimization
Software integration
Document services
Fleet mgmt of network printers
Fleet management of copiers
Content Management/Hosting
D@D / Prof. Svcs.
TechSource / MVS Services
Break Fix Services
Equipment Sales / Distribution



The Buying Cycle
Budgets Analyzed
MFP Acquired
Document Created
Copy & Print
Scan / Fax Distribute
Workflow Modified
Supplies Ordered
Printer Acquired
Service Required
Fleet Optimized
Invoice

- Understanding the buying cycle enables ongoing, intimate customer relationship
- Leverage expanded, service-based product portfolio to drive new revenue and to position Danka for equipment placements
- Danka wins because our customers view Danka as uniquely capable

DANKA

55

The Strategy Applied = Success

Multi-State Law Firm

300 Attorneys in three states Long-Time customer of OEM-direct provider

Challenges

Multiple, unconnected digital devices Standalone digital scanners Low-end color devices used to satisfy spot needs Poor service performance from existing provider

The Danka Solution

Work with Dir. of IT, Dir of Administration & Technology Committee Chair Implement assessment to identify scope of issues and design solution set Deploy eCopy across enterprise.

Assume support for all HP Printers in fleet

Danka Business Impact $15,000 initial project fee $900,000 equipment order with 4-year contract HP Printer service pending Competitive displacement

The Strategy Applied – The Win!

Multi-State Law Firm

Danka writes $15k assessment

No fleet strategy

– random devices

Poor service from current provider

Invoice

Budgets Analyzed

MFP Acquired

Document Created

Copy & Print

Scan / Fax Distribute

Workflow Modified

Supplies Ordered

Printer Acquired

Service Required

Fleet Optimized

The Buying Cycle

Danka wins $900,000 MFP placement & 4-year service contract

Documents inconsistently managed

The Strategy Applied = Success

National Telecom Provider

Multiple regional offices throughout the US

Thousands of employees

Large, multi-vendor analog base of copier equipment

The Danka Solution

Assume direct support for all devices Conduct asset analysis to find and catalog all devices Identify under-utilized assets for removal from fleet Upgrade fleet to digitally connected, vendor consistent device population

Challenges

Over 1000 devices unaccounted for No digital connectivity Multiple device manufacturers serviced by multiple vendors Inconsistent service performance from multiple vendors Need to cut significant costs

Danka Business Impact

Initial service contract written to support over 1000 copier devices for

~$1.3M per year (reduced with fleet right-sizing effort) Nine months into program, fleet upgraded = $5MM in hardware

The Strategy Applied – The Win!

National Telecom Provider

Need to find significant cost savings

Invoice

Budgets Analyzed

MFP Acquired

Document Created

Copy & Print

Scan / Fax Distribute

Workflow Modified

Supplies Ordered

Printer Acquired

Service Required

Fleet Optimized

The Buying Cycle

Assets unaccounted

Multiple vendors & manufacturers cause inconsistent service experience

Danka writes $1.3M multi-vendor service contract, managing all MFP’s in fleet

Danka optimizes fleet and installs $5M fleet of MFP’s

The Strategy Applied = Success

Local Business

Small, <50 employees in single location Long-standing relationship with manufacturer direct MFP placements

The Danka Solution

By relying upon Danka’s HP Technical Certifications, nine printers were put under maintenance agreement with Danka.

Challenges

Office manager is clear that no decision will be made on MFP replacement for several months IT manager expressed concern about support for printers and supplies from local VAR

Danka Business Impact

Deal closed in 3 weeks from initial visit $1700 per year in service revenue, high margin Currently negotiating to replace MFP fleet – total value ~$75k

The Strategy Applied – The Win!

Local Business

Danka writes $1700 service contract to support HP fleet

Budgets Analyzed

MFP Acquired

Document Created

Copy & Print

Scan / Fax Distribute

Workflow Modified

Supplies Ordered

Printer Acquired

Service Required

Fleet Optimized

Invoice

The Buying Cycle

Danka negotiating $75k installation of MFP’s

Customer unhappy with service from local printer VAR

The Strategy Applied = Success

Global Printer Manufacturer

Global reach to market

Over 20 warrantee service providers in Europe and North America alone

The Danka Solution

Deploy consistent delivery model across Europe and North America Pricing based on local volumes, but considers total program Train technicians worldwide for warrantee service

Challenges

Disparate pricing models from each vendor as volumes are inconsistent from region to region No consolidated reporting or tracking capabilities Inconsistent service delivery Desire improved customer satisfaction

Danka Business Impact

Thousands of service actions each month Leverage of existing workforce Millions in annual service revenue world-wide

The Strategy Applied – The Win!

Global Printer Manufacturer

Budgets Analyzed

MFP Acquired

Document Created

Copy & Print

Scan / Fax Distribute

Workflow Modified

Supplies Ordered

Printer Acquired

Service Required

Fleet Optimized

Invoice

The Buying Cycle

Manufacturer recognizes importance of consistent, high quality service

Cost savings, flexible service products and reliability pass through to customer. More printers sold.

Danka leverages global workforce and service delivery infrastructure to secure multimillion dollar contract

The Strategy Applied


Managed Service
Fleet Optimization
Software integration
Document services
Fleet mgmt of network printers
Fleet management of copiers
Content Management/Hosting
D@D / Prof. Svcs.
TechSource / MVS Services
Break Fix Services
Equipment Sales / Distribution


The Buying Cycle
Budgets Analyzed
MFP Acquired
Document Created
Copy & Print
Scan / Fax Distribute
Workflow Modified
Supplies Ordered
Printer Acquired
Service Required
Fleet Optimized
Invoice

- Understanding the buying cycle enables ongoing, intimate customer relationship
- Leverage expanded, service-based product portfolio to drive new revenue and to position Danka for equipment placements
- Danka wins because our customers view Danka as uniquely capable

64

Q & A

Todd Mavis

Chief Executive Officer

Summary points

We are participating in a larger segment of a growing market

We are encouraged that our strategy is being validated by organic results and business partnerships

We are leveraging our core assets and investments

We have made and will continue to make progress on reducing costs

Summary points

We now have the necessary tools to organize around the customer

We remain confident that our strategy is supported by actions that will improve performance

We understand our challenges and we are taking them head on

Summary points

This management team has faced many challenges; low margins, high debt position, poor liquidity, and a limiting infrastructure and addressed them successfully.

The management team is committed to addressing today’s challenges as well.

Thank you for your time!

Questions